Income Taxes - Deferred Income Taxes (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred income tax assets:
Future deductible differences	$ 1,082	$ 316
Tax loss carry-forward	260	1,199
Total deferred income tax assets	1,342	1,515
Deferred income tax liabilities:
Intangible assets	(4,548)	(7,222)
Property, plant and equipment, net	(3,347)	(4,810)
Other	(1,212)	(1,009)
Total deferred income tax liabilities	(9,107)	(13,041)
Net deferred income tax liabilities	$ (7,765)	$ (11,526)